Important Notice Regarding Change in Investment Policy

LOOMIS SAYLES SMALL CAP GROWTH FUND

LOOMIS SAYLES SMALL CAP VALUE FUND

Supplement dated May 29, 2009 to the Loomis Sayles Retail Equity Funds Prospectus, dated

February 1, 2009, as may be revised and supplemented from time to time.

Effective August 1, 2009, the following paragraph replaces the first paragraph within the sub-section “Principal Investment Strategies” under the section “Risk/Return Summary” of each Fund.

The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in the equity securities of “small cap companies.” In accordance with applicable SEC requirements, the Fund will notify shareholders prior to any change to such policy taking effect. Currently, the Fund defines a small cap company to be one whose market capitalization either falls within the capitalization range of the Russell 2000 Index, an index that tracks stocks of 2,000 of the smallest U.S. companies, or is $3 billion or less at the time of investment. The Fund may invest the rest of its assets in companies of any size, including large capitalization companies.

Important Notice Regarding Change in Investment Policy

LOOMIS SAYLES SMALL CAP GROWTH FUND

LOOMIS SAYLES SMALL CAP VALUE FUND

Supplement dated May 29, 2009, to Loomis Sayles Retail Funds Statement of Additional Information (“SAI”),

dated February 1, 2009, as may be revised or supplemented from time to time.

Effective August 1, 2009, under the sub-section “Investment Restrictions” within the section “Investment Strategies and Risks,” restriction number (15), with respect to the Loomis Sayles Small Cap Growth Fund, is amended and restated as follows:

The Loomis Sayles Small Cap Growth Fund may not:

(15) Invest, under normal circumstances, less than 80% of its net assets (plus any borrowings made for investment purposes) in the equity securities of small cap companies. Prior to any change to such policy adopted by the Board of Trustees of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such rule may be interpreted from time to time by the staff of the SEC. Currently, the Fund defines a small cap company to be one whose market capitalization either falls within the capitalization range of the Russell 2000 Index, an index that tracks stocks of 2,000 of the smallest U.S. companies, or is $3 billion or less at the time of investment.

Effective August 1, 2009, under the sub-section “Investment Restrictions” within the section “Investment Strategies and Risks,” restriction number (15), with respect to the Loomis Sayles Small Cap Value Fund, is amended and restated as follows:

The Loomis Sayles Small Cap Value Fund may not:

(15) Invest, under normal circumstances, less than 80% of its net assets (plus any borrowings made for investment purposes) in the equity securities of small cap companies. Prior to any change to such policy adopted by the Board of Trustees of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such rule may be interpreted from time to time by the staff of the SEC. Currently, the Fund defines a small cap company to be one whose market capitalization either falls within the capitalization range of the Russell 2000 Index, an index that tracks stocks of 2,000 of the smallest U.S. companies, or is $3 billion or less at the time of investment.